UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 14, 2005

                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      1-8601                    36-2972588
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)

                                 (845) 230-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company's press release, dated November 14, 2005, contains certain financial information regarding the Company for the three and nine months ended September 30, 2005. A copy of the press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

            Exhibit No.       Description
            -----------       -----------

            99.1              Press Release issued on November 14, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CREDITRISKMONITOR.COM, INC.


Date: November 14, 2005                     By: /s/ Lawrence Fensterstock
                                                -------------------------
                                            Lawrence Fensterstock
                                            Chief Financial Officer